Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, made and entered into as of October 5, 2011 by and between HALTER ENERGY CAPITAL CORPORATION, a Texas corporation (the “Buyer”) and BIDFISH.COM, INC. (the “Seller”).

W I T N E S S E T H:

WHEREAS, the Buyer has expressed an interest in acquiring 44,500,000 shares of common stock of Seller (the “Purchased Shares”), and stock purchase warrants to purchase an additional 20,000,000 shares for a price of $0.20 per share for a period of two years (the “Warrants”), both share numbers after giving effect to a one-for-six reverse split of the common stock pursuant to a Certificate of Decrease in Authorized/ Issued Stock (the “Reverse Split”) to be filed with the Nevada Secretary of State after obtaining approval by FINRA of the Reverse Split; and

WHEREAS, the Seller desires to sell the Purchased Shares and Warrants (together the “Securities”) on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

I.

PURCHASE AND SALE OF SECURITIES

SECTION 1.01 Purchase and Sale of Securities.  Subject to the terms and conditions set forth herein, effective upon the Closing of the sale hereby, Seller shall sell to the Buyer, and the Buyer shall purchase from Seller the Securities. Seller shall issue the Securities to Buyer free and clear of any lien, security interest, or other encumbrance of any nature and free of any claim by any person or entity to or against the Securities.  The Warrants shall be in the form of Exhibit A attached hereto.  All Securities shall bear the Company’s restrictive legend preventing further transfer of the Securities   without compliance with federal and state securities laws.

SECTION 1.02 Purchase Price.  The purchase price of the Purchased Shares (hereinafter referred to as the “Purchase Price”) shall be the sum of $500,000.00, payable in cash at Closing.

SECTION 1.03 Deliveries.  At the Closing, Seller shall deliver to Buyer certificates representing the Purchased Shares, the Warrants in fully executed form, and the Registration Rights Agreement covering the Securities in the form attached as Exhibit B and Buyer shall deliver to Seller the Purchase Price described in Section 1.02.

SECTION 1.04   Closing.  The Closing of the sale hereby shall take place at the offices of the Seller’s Transfer Agent in Frisco, Texas, as soon as practicable after obtaining  all regulatory approvals for the Reverse Split and satisfying all other conditions set forth herein.

SECTION 1.05  Conditions to Closing.

(a) Juan Carlos Espinosa, the sole officer and director of the Seller serving in such capacity as of the Closing Date, shall tender his or her written resignation (the “Officer and Director Resignation(s)”) and the board of directors shall execute a written consent resolution duly appointing Kevin Halter, Jr. to serve as the President and Chief Executive Officer of the Seller and the sole director of the Seller (the “Appointment Consent”). The resignations of the officers and appointment of Kevin Halter, Jr. as the President and Chief Executive Officer of the Company shall be effective as of the Closing Date, and the resignations of the directors in their capacities as such and the appointment of Mr. Halter as the sole director of the Company shall be effective ten days subsequent to the mailing of the Information Statement (described below); and

(b) The Company shall have filed with the Securities and Exchange Commission an Information Statement pursuant to SEC Rule 14f-1 (the “Information Statement”) and mailed it to all stockholders of the Company at least ten days prior to the effective date of the resignation of all directors and appointment of Kevin Halter, Jr. as the sole director.

II.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

SECTION 2.01 Brokers.  Seller has not made any agreement or arrangement which would result in any broker, finder, agent or other person or entity having any claim for any fee, commission, or payment against Buyer or the Seller in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 2.02 Ownership of Shares.  The Securities shall become the personal property of Buyer, free and clear of any lien, security interest, or other encumbrance of any nature and free of any claim by any person or entity to or against such Securities.  Such Securities are not subject to any option, right, proxy, voting agreement, voting trust, or any other agreement, understanding, or arrangement affecting the Securities.

SECTION 2.03 Authorization, etc.  Seller has the power, authority, and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.  The execution and delivery by Seller of, and the performance by Seller of her obligations under, this Agreement will not contravene any provision of applicable law, or any agreement or other instrument binding upon Seller or to which the Securities are subject, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Seller of his obligations under this Agreement.

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SECTION 2.04 No Consent Required.  Other than approval of the Reverse Split by FINRA and the filing of the Certificate of Decrease in Authorized/Issued Shares with the Nevada Secretary of State, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental or public body or authority or other party on the part of Seller is required for such Seller to execute and deliver this Agreement and perform its obligations hereunder.

III.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to, and agrees with, the Seller as follows:

SECTION 3.01 Brokers.  Buyer has not made any agreement or arrangement which would result in any broker, finder, agent or other person or entity having any claim for any fee, commission, or payment against Seller in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 3.02 Authorization, etc.  Buyer has the power, authority, and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly executed and delivered by Buyer.

SECTION 3.03 No Consent Required.  No consent, approval, order or authorization of, or registration, declaration or filing with any governmental or public body or authority is required for Buyer to execute and deliver this Agreement and perform its obligations hereunder.

SECTION 3.04 Disclosure of Information.  Buyer acknowledges that it has been furnished with information regarding the Seller and its business, assets, results of operations, and financial condition to allow Buyer to make an informed decision regarding an investment in the Securities.  Buyer represents that it has had an opportunity to ask questions of and receive answers from the Seller regarding the Company and its business, assets, results of operation, and financial condition.

SECTION 3.05 Investment Intent.  Buyer is acquiring the Securities for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof in violation of any U.S. federal or state securities laws.

SECTION 3.06 Restricted Securities.  Buyer understands that the Securities have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Securities will be characterized as “restricted securities” under federal securities laws, and that under such laws and applicable regulations the Securities cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

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SECTION 3.07 Legend. It is agreed and understood by Buyer that the Certificates representing the Securities shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION ACCOMPANIED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

IV.

MISCELLANEOUS

SECTION 4.01 Survival of Agreements.  All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the sale and delivery of the Securities pursuant hereto for a period until 90 days following the receipt by the Company of its next audited financial statements.

SECTION 4.02 Parties in Interest.  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

SECTION 4.03 LAW GOVERNING.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

SECTION 4.04 Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

SECTION 4.05 Time.  Time is of the essence of this Agreement.

SECTION 4.06   Filings.   Immediately following the Closing the parties will take all actions and make all filings required by the rules of the Securities and Exchange Commission, including a Form 8-K reporting the issuance of the Securities and the change of control and management of the Seller, a Schedule 13D by Buyer, and a Form 3 by Buyer.

***Signatures Follow***

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IN WITNESS WHEREOF, each of the Seller and the Buyer has executed this Agreement or caused this Agreement to be executed on its behalf by its duly authorized representative, as of the day and year first above written.

SELLER:

BIDFISH.COM, INC.

By: /s/ Juan Carlos Espinosa
Juan Carlos Espinosa, President

BUYER:

HALTER ENERGY CAPITAL CORPORATION

By: /s/ Kevin B. Halter, jr.
Kevin B. Halter, Jr., President

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EXHIBIT A

BIDFISH.COM, INC.

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., CENTRAL TIME,
ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR WITHOUT DELIVERING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FOR VALUE RECEIVED, BIDFISH.COM, INC., a Nevada corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, at any time commencing on the date hereof but no later than 5:00 p.m., Eastern Time, on December 31, 2013 (the “Expiration Date”) to Halter Energy Capital Corporation, or registered assigns (the “Holder”), under the terms as hereinafter set forth, Twenty Million (20,000,000) fully paid and non-assessable shares of the Company’s Common Stock, par value $0.001 per share (the “Warrant Stock”), at a purchase price per share of $0.20 (the “Warrant Price”), pursuant to this warrant (this “Warrant”).  The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth.  The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1.     Exercise of Warrant.

(a)
The Holder may exercise this Warrant according to its terms by giving the Company sixty-five (65) days’ advance written notice of exercise using the election to purchase form attached hereto having then been duly executed by the Holder, and at the end of such period surrendering to the Company at the address set forth in Section 10, this Warrant, accompanied by cash, certified check or bank draft in payment of the purchase price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in the subscription form, or as otherwise provided in this Warrant prior to 5:00 p.m., Eastern Time, on the Expiration Date.

(b)
The Holder may alternatively exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 10, the notice of cashless exercise attached hereto having then been duly executed by the Holder and delivered at least sixty-five (65) days in advance of the exercise date, at the end of which the Company shall issue to the Holder the number of shares of Warrant Stock determined as follows:

X = Y (A-B)/A

where:

X = the number of shares of Warrant Stock to be issued to the Holder.

Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

A = the closing sale price of the Warrant Stock for the trading day immediately prior to the date of exercise.

B = the Warrant Price.

(c)
This Warrant may be exercised in whole or in part.  If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President of the Company.  The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

(d)
No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

(e)
In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised.  The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open.  Except as provided in Section 4 hereof, the Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

2.     Disposition of Warrant Stock and Warrant.

(a)
The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are not being registered (i) under the Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

(b)
If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

“TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE PURCHASED FROM THE COMPANY.  COPIES OF THOSE RESTRICTIONS ARE ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY, AND NO TRANSFER OF SUCH SHARES OR OF THIS CERTIFICATE, OR OF ANY SHARES OR OTHER SECURITIES (OR CERTIFICATES THEREFOR) ISSUED IN EXCHANGE FOR OR IN RESPECT OF SUCH SHARES, SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS THEREIN SET FORTH SHALL HAVE BEEN COMPLIED WITH.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3.
Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.  The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.
Exchange, Transfer or Assignment of Warrant.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5.	Capital Adjustments. This Warrant is subject to the following further provisions:

(a)
Recapitalization, Reclassification and Succession.  If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(b)
Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.  This Warrant has already been adjusted to reflect a one-for-six reverse split (the “Reverse Split”) of the Company’s common stock, and upon the effectiveness of such Reverse Split, the exercise price of this Warrant and the number of shares for which this Warrant is exercisable shall not be adjusted.

(c)
Stock Dividends and Distributions.  If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

(d)
Warrant Price Adjustment.  Whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

(e)
Certain Shares Excluded.  The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

(f)
Deferral and Cumulation of De Minimis Adjustments.  The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment.  In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares of Common Stock or fractional portions of any securities upon the exercise of the Warrants.

(g)
Duration of Adjustment.  Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

6.	Notice to Holders.

(a)	Notice of Record Date. In case:

(i)
the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)
of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(iii)	of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up.  Such notice shall be mailed at least twenty (20) calendar days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to such specified date.

(b)
Certificate of Adjustment. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make available and have on file for inspection a certificate signed by its Chairman, Chief Executive Officer, President or Vice President, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment.

7.
Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

8.
Warrant Holder Not a Stockholder.  The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company, including but not limited to voting rights.

9.
Notices.  Any notice required or contemplated by this Warrant shall be in writing and shall be deemed to have been duly given if delivered to the addressee in person, deposited with a reputable overnight courier or transmitted by registered or certified mail, return receipt requested, to the Company at its principal offices, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company, or to such other addresses as any of them, by notice to the others, may designate from time to time.

10.
Governing Law; Venue; Attorney Fees and Costs.  This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the federal or state courts located in Dallas County, Texas.  Both parties and the individual signing this Warrant on behalf of the Borrower agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs in the event of any dispute regarding the enforcement of the terms and conditions of this Warrant.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by a duly authorized officer, as of this ___th day of ___________, 2011.

BIDFISH.COM, INC.

By:
Juan Carlos Espinosa, President

ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise the within Warrants)

The undersigned hereby (1) irrevocably elects to exercise his or its rights to purchase ____________ shares of Common Stock covered by the within Warrants, and, upon the conclusion of sixty-five days from the date hereof (2) shall make payment in full of the Purchase Price by delivery of cash, a certified check, or bank draft, (3) requests that certificates for such shares of Common Stock be issued in the name of:

Please print name, address and Social Security or Tax Identification Number:
________________________________________________
________________________________________________
________________________________________________
________________________________________________

and (4) if said number of shares of Common Stock shall not be all the shares evidenced by the within Warrants, requests that a new warrant certificate for the balance of the shares covered by the within Warrants be registered in the name of, and delivered to:

Please print name and address:
________________________________________________
________________________________________________
________________________________________________

In lieu of receipt of a fractional share of Common Stock, the undersigned will receive a check representing payment therefor.

Dated: _____________________	_________________________________
WARRANT HOLDER

By: _____________________________
Name:
Title:

NOTICE OF CASHLESS EXERCISE

(To be executed upon exercise of warrant pursuant to Section 1(b))

The undersigned, the Holder of the attached Warrant,  hereby irrevocably elects, on the date that is sixty-five days from the date hereof, to exchange its Warrant for _________ shares of Warrant Stock pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 1(b) of such Warrant, and requests that a certificate or certificates for such shares of Warrant Stock (and any warrants or other property issuable upon such exercise) be issued in the name of and delivered to __________________________ whose address is _______________________________ (social security or taxpayer identification number ___________) and, if such shares shall not include all of the shares issuable under such warrant, that a new warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

HOLDER:

Signature

Signature, if jointly held

Date

ASSIGNMENT FORM

FOR VALUE RECEIVED, ____________________________________________________ hereby sells, assigns and transfers unto

Name: _____________________________________________
(Please typewrite or print in block letters)

Social Security or Taxpayer Identification Number :

the right to purchase Common Stock of BidFish.com,  Inc., a Nevada corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

DATED: __________________

Signature

Signature, if jointly held

Witness:

____________________________

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ___________, 2011, by and between BidFish.com, Inc., a Nevada corporation (the “Company”), and Halter Energy Capital Corporation, a Texas corporation (the “Investor”).

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof, by and between the Investor and the Company (the “Subscription Agreement”), and pursuant to the Securities referred to therein.

The Company and the Investor hereby agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $.001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Filing Date” means, with respect to the Registration Statement required to be filed hereunder, a date no later than forty five (45) days following the Closing Date.

“Investor” or “Investors” means the Investor or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means 44,500,000 shares of Common Stock issued to Investor pursuant to the Stock Purchase Agreement and 20,000,000 shares of Common Stock issuable to Investor pursuant to the Warrant.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Trading Market” means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

“Warrant” means the Warrant to Purchase Common Stock dated the date hereof between the Company and the Investor.

2. Demand Registration.  At any time on or after March 31, 2012, the Investor may make a written request to the Company (specifying that it is being made pursuant to this Section 1.1) that the Company file a Registration Statement Form S-1 or S-3 under the Securities Act (or a similar document pursuant to any other statute then in effect corresponding to the Securities Act) covering the registration of Registrable Securities. In such event, the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that the Investor has requested be registered.

(a) Underwritten Offering.  If the Investor intends to distribute the Registrable Securities covered by its request by means of an underwritten offering, it shall so advise the Company as a part of its request pursuant to Section 2 above. In such event, the Investor’s right to include its Registrable Securities in such registration shall be conditioned upon such Investor’s participation in such underwritten offering and the inclusion of such Investor’s Registrable Securities in the underwritten offering to the extent provided in this Section 2. The Investor shall enter into an underwriting agreement in customary form with the underwriter or underwriters and execute and deliver powers of attorney, custody agreements or other underwriting documents in customary form Such underwriter or underwriters shall be selected by the Investor subject to the approval of the Company, in its reasonable discretion; provided, that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also he made to and for the benefit of the Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of the Investor; and provided further, that the Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Investor, the Registrable Securities and the Investor’s intended method of distribution and any other representation required by law or reasonably required by the underwriter.

(b) Underwriter Limitation.  Notwithstanding any other provision of this Section 2 to the contrary, if the managing underwriter of an underwritten offering of the Registrable Securities requested to be registered pursuant to this Section 2 advises the Investor in writing that in its opinion marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Registrable Securities that may be included in such underwritten offering shall be reduced to the amount of Registrable Securities that the managing underwriter has determined in its opinion can be underwritten. If the Investor disapproves of the terms of the underwriting, the Investor may elect to withdraw by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration but continue to constitute Registrable Securities.

(c) Limitation  The Company shall be obligated to effect and pay for a total of three (3) registrations pursuant to this Section 2.

3. Piggyback Registration.  If the Company shall prepare and file one or more registration statements under the Securities Act of 1933 with respect to a public offering of equity securities of the Company, or of any such securities of the Company held by its security Investors, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as is required, and such number of shares of Common Stock held by the Investor to permit a public offering of such shares of Common Stock as required; provided, however, that if, in the written opinion of the Company’s managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Company or the selling security Investor(s), would exceed the maximum amount of the Company’s securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering.  The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement and maintain the effectiveness thereof for at least 180 days.  The Company shall bear all fees and expenses other than the fees and expenses of Investor’s counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus thereof to Investor.

4. Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Investor copies of all filings and Commission letters of comment relating thereto;

(b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

(c) furnish to the Investor such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Investor reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

(d) use its commercially reasonable efforts to register or qualify the Investor’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Investor may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by the Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify the Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g) make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Investor.

5. Registration Expenses.  All expenses relating to the Company’s compliance with Sections 2 through 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, reasonable fees of, and disbursements incurred by, one counsel for the Investors, are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Investors beyond those included in Registration Expenses, are called “Selling Expenses.”  The Company shall only be responsible for all Registration Expenses.

6. Indemnification.

(a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Investor, and its officers, directors and each other person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Investor, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Investor or any such person in writing specifically for use in any such document.

(b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Investor will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Investor to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Investor will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Investor specifically for use in any such document.  Notwithstanding the provisions of this paragraph, the Investor shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Investor in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c) Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 6(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 6(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Investor, or any officer, director or controlling person of the Investor, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investor or such officer, director or controlling person of the Investor in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Investor will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7. Representations and Warranties.

(a) The Company files reports pursuant to Section 12(g) of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act (collectively, the “SEC Reports”).  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

(b) The Common Stock is listed for trading on the NASD Over the Counter Bulletin Board and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the NASD Over the Counter Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

8. Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Investor, of any of their respective obligations under this Agreement, each Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b) Compliance.  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition.  Each Investor agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Investor will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Investor’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.  For purposes of this Section 8(d), a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Investors); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and, if within fifteen days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all Investors of registration rights and subject to obtaining any required consent of any selling stockholders to such inclusion under such registration statement.

(e) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Investors of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Investors and that does not directly or indirectly affect the rights of other Investors may be given by Investors of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor. The Company may not assign its rights or obligations hereunder without the prior written consent of each Investor. Each Investor may assign their respective rights hereunder with the prior written consent of the Company, which consent shall not be unreasonably withheld.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City and County of Dallas Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of Dallas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BIDFISH.COM, INC.

By:___________________________________
Name:_________________________________
Title:__________________________________

HALTER ENERGY CAPITAL CORPORATION

By:______________________________________
Kevin B. Halter, Jr., President